UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 31, 2015

TSR, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-8656	13-2635899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Oser Avenue, Suite 150, Hauppauge, NY	11788
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 231-0333

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 8 – Other Events

Item 8.01 Other Events

TSR, Inc. (the “Company”) previously granted Joseph F. Hughes a ninety (90) day medical leave of absence from his duties and responsibilities as the Company’s Chairman, Chief Executive Officer, President and Treasurer, as disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 4, 2015. On August 31, 2015, the Company announced that Mr. Hughes will fully resume his duties as Chairman, President, Chief Executive Officer and Treasurer effective September 1, 2015. The Company’s press release announcing Mr. Hughes’ resumption of his duties is filed herewith as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

             (d) Exhibits:

Exhibit Number	Description
99.1	Press Release dated August 31, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSR, INC.
(Registrant)

	By:	/s/ John G. Sharkey
Date: August 31, 2015		John G. Sharkey Vice President-Finance, Controller and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 31, 2015

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